UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 11, 2009

LIGHTSCAPE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30299
(Commission File Number)

98-0217653
(IRS Employer Identification No.)

18/F., 318 Hennessy Road, W Square, Wanchai, Hong Kong
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (852) 2546-1808

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 5.03(b) Change in Fiscal Year

On December 11, 2009, the board of directors of our company unanimously determined to change the fiscal year end of our company from March 31 to December 31. The form on which the report covering our company’s transition period will be filed is our Form 10-K Annual Report for the fiscal nine months ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSCAPE TECHNOLOGIES INC.

By:	Bondy Tan
Name: Bondy Tan
Title: President and Chief Executive Officer
Dated: December 17, 2009